MANAGED ACCOUNT SERIES II
BlackRock U.S. Mortgage Portfolio
(the “Fund”)
Supplement dated June 6, 2025 to the
Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) of the Fund,
each dated August 28, 2024, as supplemented to date
At a meeting held on June 5, 2025, the Board of Trustees of the Fund (the “Board”) approved important changes to the Fund, including a repositioning of the Fund’s name and investment strategies (the “Fund Repositioning”) and a subsequent reorganization of the Fund into an exchange-traded fund (“ETF”) that will have an identical investment objective and identical investment strategies and policy of the repositioned Fund (the “ETF Conversion”). These changes are discussed in detail below:
Fund Repositioning
The Board approved a change in the name of the Fund to “BlackRock Securitized Income Fund” and certain changes to the Fund’s investment strategies and investment process. In addition, Fund management has determined to make certain changes to one of the benchmark indexes against which the Fund compares its performance. These changes are expected to become effective on or about August 5, 2025.
Accordingly, effective on or about August 5, 2025, the following changes are expected to be made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:
Change in the Fund’s Name
All references to “BlackRock U.S. Mortgage Portfolio” are changed to “BlackRock Securitized Income Fund” to reflect the Fund’s new name.
Change in the Fund’s Investment Strategies and Risks
The section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock U.S. Mortgage Portfolio — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
Principal Investment Strategies of the Fund
Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securitized assets and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such assets. For purposes of the Fund’s 80% policy, “securitized assets” include instruments such as asset-backed securities; commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, including to‑be‑announced (“TBA”) securities; commercial and residential mortgage-backed securities issued by banks and other financial institutions; collateralized loan obligations (“CLOs”); collateralized mortgage obligations (“CMOs”); and loans backed by consumer receivables and commercial or residential real estate. The Fund may also invest in repurchase agreements and reverse repurchase agreements.
The Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in non‑agency mortgage-backed securities and may invest in other non‑agency securities issued by banks and other financial institutions. Non‑agency securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The non‑agency mortgage-backed securities in which the Fund will invest may be rated below investment grade (commonly known as “junk bonds”) or securities determined by Fund management to be of similar quality. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating.
The Fund may participate in TBA transactions and enter into dollar rolls. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into, but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA transaction typically are not determined until two days prior to settlement date. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.
The Fund may invest in investment grade securities and non‑investment grade securities (high yield or junk bonds) of any maturity. Investment grade securities acquired by the Fund will be rated investment grade by at least one major rating agency (S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investment Service, Inc. (“Moody’s”) or, if unrated, determined by the management team to be of similar quality. Non‑investment grade securities acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, determined by the management team to be of similar quality.
The Fund may use derivatives, including options, futures, swaps and forward foreign exchange transactions, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index. The Fund may also invest in indexed and inverse securities.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The section of the Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock U.S. Mortgage Portfolio — Principal Risks of Investing in the Fund” are amended to include the following:
Collateralized Loan Obligations Risk. The risks of investing in CLOs depend largely on the type of the collateral securities and the tranche of the CLO. In stressed market conditions, it is possible that even senior CLO debt tranches, such as those in which the Fund will invest, could experience losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO securities as an asset class. While the Fund invests principally in CLO tranches that are rated AAA, such ratings do not constitute a guarantee of credit quality and may be downgraded. To the extent that the Fund invests in CLO tranches rated below AAA, the risks of investing in CLOs will be greater. Split rated CLOs, which are CLOs that receive different ratings from two or more rating agencies, will be considered to have the higher credit rating. To the extent that the Fund invests in unrated CLO tranches, the Fund’s ability to achieve its investment objective will be more dependent on Fund management’s credit analysis than would be the case when the Fund invests in rated CLO tranches.
Further, interest on certain tranches of a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. Fund management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans or bonds for such CLOs will perform based on financial models or react to changes or stresses in the market, including changes in interest rates.
CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Some unrated CLO securities may not have an active trading market or may be difficult to value. Additionally, when the Fund purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period. As a result, the proceeds from the sale of CLO securities may not be readily available to make additional investments or to meet the Fund’s redemption obligations. During a delayed settlement period, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.
CLO Manager Risk. The CLOs in which the Fund invests are managed by investment advisers independent of BlackRock. CLO managers are responsible for selecting, managing and replacing the underlying bank loans or bonds within a CLO. CLO managers may have limited operating histories and may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Loans Risk. An economic downturn generally leads to a higher non‑payment rate, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Repurchase Agreements and Purchase and Sale Contracts Risk. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

The section of each Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is deleted in its entirety and replaced with the following:
Investment Process
The Fund has the flexibility to invest across a broad array of securitized asset classes. The portfolio management team seeks to find the appropriate balance between opportunism and risk mitigation in managing the Fund.
The portfolio management team does not manage the Fund to the composition, risks or performance of the benchmark which allows the management team flexibility to allocate across various types of investments within the securitized asset universe. This strategy enables the management team to obtain exposure to areas of the securitized asset market that have the potential for above-average total return. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.
The portfolio management team can flexibly manage the Fund’s duration risk by shifting between 0 to 4 years in average portfolio duration. The portfolio managers can institute hedging on a macro level to manage the overall portfolio risk from a duration and credit perspective, when appropriate.
The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Principal Investment Strategies
Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in securitized assets and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such assets. For purposes of the Fund’s 80% policy, “securitized assets” include instruments such as asset- backed securities; commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government, including to‑be‑announced (“TBA”) securities; commercial and residential mortgage-backed securities issued by banks and other financial institutions; collateralized loan obligations (“CLOs”); collateralized mortgage obligations (“CMOs”); and loans backed by consumer receivables and commercial or residential real estate. This policy is a non‑ fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders. The Fund may also invest in repurchase agreements and reverse repurchase agreements.
The Fund will concentrate its investments (i.e., invest at least 25% of its total assets) in non‑agency mortgage‑backed securities and may invest in other non‑agency securities issued by banks and other financial institutions. Non‑agency securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises. The non‑agency mortgage‑backed securities in which the Fund will invest may be rated below investment grade (commonly known as “junk bonds”) or securities determined by Fund management to be of similar quality. For purposes of determining a bond’s credit rating, split rated bonds will be considered to have the higher credit rating.
The Fund may participate in TBA transactions and enter into dollar rolls. A TBA transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price at the time the contract is entered into, but the mortgage-backed securities are delivered in the future, generally 30 days later. The actual pools of mortgage-backed securities delivered in a TBA transaction typically are not determined until two days prior to settlement date. A dollar roll transaction involves a sale by the Fund of a mortgage- backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

The Fund may invest in investment grade securities and non‑investment grade securities (high yield or junk bonds) of any maturity. Investment grade securities acquired by the Fund will be rated investment grade by at least one major rating agency (S&P Global Ratings, a division of S&P Global Inc. (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investment Service, Inc. (“Moody’s”) or, if unrated, determined by the management team to be of similar quality. Non‑investment grade securities acquired by the Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, determined by the management team to be of similar quality.
The Fund may use derivatives, including options, futures, swaps and forward foreign exchange transactions, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index. The Fund may also invest in indexed and inverse securities.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The section of the Prospectus entitled “Details About the Fund —Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following:
Collateralized Loan Obligations Risk — The risks of investing in CLOs depend largely on the type of the collateral securities and the tranche of the CLO. In stressed market conditions, it is possible that even senior CLO debt tranches, such as those in which the Fund will invest, could experience losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CLO securities as an asset class. While the Fund invests principally in CLO tranches that are rated AAA, such ratings do not constitute a guarantee of credit quality and may be downgraded. To the extent that the Fund invests in CLO tranches rated below AAA, the risks of investing in CLOs will be greater. Split rated CLOs, which are CLOs that receive different ratings from two or more rating agencies, will be considered to have the higher credit rating. To the extent that the Fund invests in unrated CLO tranches, the Fund’s ability to achieve its investment objective will be more dependent on Fund management’s credit analysis than would be the case when the Fund invests in rated CLO tranches.
Further, interest on certain tranches of a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments. Fund management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans or bonds for such CLOs will perform based on financial models or react to changes or stresses in the market, including changes in interest rates.
CLOs, and their underlying loan obligations, are typically not registered for sale to the public and therefore are subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Some unrated CLO securities may not have an active trading market or may be difficult to value. Additionally, when the Fund purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period. As a result, the proceeds from the sale of CLO securities may not be readily available to make additional investments or to meet the Fund’s redemption obligations. During a delayed settlement period, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of CLO securities at a price and time the Fund deems advantageous may be impaired. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. CLO securities are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO security.

CLO Manager Risk — The CLOs in which the Fund invests are managed by investment advisers independent of BlackRock. CLO managers are responsible for selecting, managing and replacing the underlying bank loans or bonds within a CLO. CLO managers may have limited operating histories and may be subject to conflicts of interests, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO. Adverse developments with respect to a CLO manager, such as personnel and resource constraints, regulatory issues or other developments that may impact the ability and/or performance of the CLO manager, may adversely impact the performance of the CLO securities in which the Fund invests.
Loans Risk — There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and BlackRock relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of BlackRock.
An economic downturn generally leads to a higher non‑payment rate, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non‑payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized loans involve a greater risk of loss. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.
If a loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
The section of the Prospectus entitled “Details About the Fund —Investment Risks — Other Risks of Investing in the Fund” is amended to remove “When-Issued and Delayed Delivery Securities and Forward Commitments Risk.”
Change in the Fund’s Benchmark
In the section of the each Summary Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio—Performance Information” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock U.S. Mortgage Portfolio—Performance Information,” a customized weighted index comprised of 50% Bloomberg ABS Index/50% Bloomberg Non‑Agency Investment Grade CMBS Index (the “Customized Reference Benchmark”) replaces the Bloomberg U.S. Mortgage-Backed Securities Index as a performance benchmark against which the Fund measures its performance. Fund management believes the Customized Reference Benchmark is relevant to the Fund’s new investment strategies.
* * * * * *
ETF Conversion
The Board, on behalf of the Fund, approved the Reorganization (as defined below) of the Fund into an ETF, which will be managed by BlackRock Fund Advisors, an investment adviser under common control with BlackRock Advisors, LLC, the Fund’s current investment adviser (“BlackRock”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined, with respect to the Reorganization, that participation in the Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.
The Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF, iShares Securitized Income Active ETF (the “Acquiring Fund”), which is a series of BlackRock ETF Trust II. The Fund (following the Fund Repositioning detailed above) and the Acquiring Fund will have identical investment objectives, fundamental investment policies, investment strategies and investment risk profiles. Following the reorganization, the Fund will be liquidated (such reorganization and liquidation, the “Reorganization”).
The Reorganization is anticipated to close as of the close of trading on the New York Stock Exchange on January 23, 2026. The Acquiring Fund has not commenced investment operations.
Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Reorganization. For Fund shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Fund shareholders must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund.
BlackRock believes that the Reorganization will provide multiple benefits for investors of the Fund, including lower net expenses, additional trading flexibility and increased portfolio holdings transparency.
The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Reorganization is structured to be a tax‑free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (except with respect to cash received, as explained elsewhere in this Supplement).
In connection with the Reorganization, shareholders of the Fund will receive ETF shares of the Acquiring Fund equal in value to the number of shares of the Fund they own, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.
Completion of the Reorganization is subject to a number of conditions under the Plan, but shareholders of the Fund are not required to approve the Reorganization. Existing Fund shareholders will receive a combined prospectus/information statement describing in detail both the Reorganization and the Acquiring Fund, and summarizing the Board’s considerations in approving the Reorganization.
The following changes will take effect either immediately or on an upcoming future date as described below. These actions include limits on new purchases of certain Fund shares, the removal of sales charges on purchases of Fund shares, the removal of contingent deferred sales charges on redemptions of Fund shares, and the waiver of Distribution and Service (Rule 12b‑1) Fees on Fund shares.
Consequently, effective immediately, the Fund’s Summary Prospectus and Prospectus are amended as follows:

1.	Investor A, Investor C and Institutional Shares of the Fund will be offered only on a limited basis.
The section of the Summary Prospectus and Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Purchase and Sale of Fund Shares” and “Fund Overview—Key Facts About BlackRock U.S. Mortgage Portfolio — Purchase and Sale of Fund Shares” is hereby amended to add the following as the first paragraph of such section:
Effective July 1, 2025, Investor A, Investor C and Institutional Shares of the Fund are offered on a limited basis.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Availability—Investor A” is hereby deleted in its entirety and replaced with the following:
Generally available through Financial Intermediaries. Availability will be limited as follows:

•	Effective beginning July 1, 2025, no new accounts held directly with BlackRock (including IRAs) will be opened.

•	Effective beginning December 31, 2025, shareholders holding their accounts directly with BlackRock (including IRAs) will not be permitted to purchase additional Investor A Shares.

•	Effective beginning January 16, 2026, no new accounts to purchase Investor A Shares through a Financial Intermediary will be opened.

•	Effective beginning January 16, 2026, shareholders holding accounts through a Financial Intermediary will not be permitted to purchase additional Investor A Shares.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs —Share Classes at a Glance—Availability—Investor C” is hereby deleted in its entirety and replaced with the following:
Generally available through Financial Intermediaries. Must be held through a Financial Intermediary. Availability will be limited as follows:

•	Effective beginning January 16, 2026, no new accounts to purchase Investor C Shares through a Financial Intermediary will be opened.

•	Effective beginning January 16, 2026 shareholders holding accounts through a Financial Intermediary will not be permitted to purchase additional Investor C Shares.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs —Share Classes at a Glance—Availability—Institutional” is hereby amended to add the following at the end of such section:
Availability will be further limited as follows:

•	Effective beginning July 1, 2025, no new accounts held directly with BlackRock (including IRAs) will be opened.

•	Effective beginning December 31, 2025, shareholders holding their accounts directly with BlackRock (including IRAs) will not be permitted to purchase additional Institutional Shares.

•	Effective beginning January 16, 2026, no new accounts to purchase Institutional Shares through a Financial Intermediary will be opened.

•	Effective beginning January 16, 2026, shareholders holding accounts through a Financial Intermediary will not be permitted to purchase additional Institutional Shares.

2.	Sales Charge Waiver on Investor A Shares.
The section of the Summary Prospectus and Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” and “Fund Overview — Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” is hereby amended to add the following sentence to the paragraph preceding the fee table:
Beginning on December 1, 2025, no initial sales charge will be imposed on purchases of Investor A Shares of the Fund.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Initial Sales Charge?—Investor A” is hereby deleted in its entirety and replaced with the following:
Yes. Payable at time of purchase. Lower sales charges are available for larger investments. Beginning on December 1, 2025, no initial sales charge will be imposed on purchases. As a result, any subsequent purchases of the Fund will not be eligible assets for future rights of accumulation or letter of intent purchases.

3.	Contingent deferred sales charge waiver on Investor A and Investor C Shares of the Fund.
The section of the Summary Prospectus and Prospectus entitled “Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” and “Fund Overview — Key Facts About BlackRock U.S. Mortgage Portfolio — Fees and Expenses of the Fund” is hereby amended to add the following sentence to the paragraph preceding the fee table:
Beginning on December 1, 2025, no contingent deferred sales charge (“CDSC”) will be imposed on redemptions of Investor A Shares or Investor C Shares.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Deferred Sales Charge?—Investor A” is hereby deleted in its entirety and replaced with the following:
No. (May be charged for purchases of $1 million or more that are redeemed within 18 months). Beginning on December 1, 2025, no contingent deferred sales charge will be imposed on redemptions.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Deferred Sales Charge?—Investor C” is hereby deleted in its entirety and replaced with the following:
Yes. Payable if you redeem within one year of purchase. Beginning on December 1, 2025, no contingent deferred sales charge will be imposed on redemptions.

4.	Forgiving Letter of Intent Obligations.
The section of the Prospectus entitled “Account Information—Details About the Share Classes—Letter of Intent” is hereby amended to add the following paragraph to that section:
Effective July 1, 2025, any current Letter of Intent under which Investor A Shares of the Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before July 1, 2025. Because a Letter of Intent may include Investor A Shares purchases of other BlackRock Funds (other than the Fund), this completion will cancel the Letter of Intent for all future Investor A Shares purchases of those funds. You will need to enter into a new Letter of Intent if you want to continue to make Investor A Shares purchases in other BlackRock Funds at a reduced initial sales charge. This change may also apply to the Letters of Intent described in the “Intermediary-Defined Sales Charge Waiver Policies” section beginning on page A‑1 of the Fund’s prospectus.

5.	Waiver of Distribution and Service (12b‑1) Fees on Investor A and Investor C Shares of the Fund.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Distribution and Service (12b‑1) Fees?—Investor A” is hereby deleted in its entirety and replaced with the following:
No Distribution Fee. 0.25% Annual Service Fee. All 12b‑1 Service Fees will be voluntarily waived beginning December 1, 2025.
The section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs—Share Classes at a Glance—Distribution and Service (12b‑1) Fees?—Investor C” is hereby deleted in its entirety and replaced with the following:
0.75% Annual Distribution Fee. 0.25% Annual Service Fee. All 12b‑1 Distribution and Service Fees will be voluntarily waived beginning December 1, 2025.

The following is added to the end of the first paragraph of the section of the Prospectus entitled “Management of the Fund—Dividends, Distributions and Taxes:
The last day that dividend reinvestments in the Fund will be available is January 16, 2026. Subsequent dividend distributions will be paid in cash in advance of the Reorganization.
In anticipation of the Reorganization, the final date to purchase Fund shares, or to exchange shares of another BlackRock Fund for Fund shares, will be January 16, 2026 (December 31, 2025 for existing direct accounts (defined below) or through a direct IRA). The final date to exchange Fund shares for another BlackRock Fund will be January 22, 2026 (January 16, 2026 for existing direct accounts and direct IRAs). The final date to redeem Fund shares will be on January 22, 2026.
IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS
The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your Fund shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.
Q. What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?
A.  If you hold your shares of the Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.
Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A.	The following account types cannot hold shares of ETFs:
Non‑Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the net asset value (“NAV”) of your Fund shares.
Non‑Accommodating Retirement Accounts. If you hold your shares of the Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.
Direct Accounts. If you hold your shares of the Fund in an account directly with the Fund at its transfer agent, BNY Mellon Investment Servicing (US) Inc. (a “direct account”), you should transfer your shares of the Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. For this purpose, a direct account includes a direct IRA. If you hold your shares of the Fund through a direct IRA and do not take action prior to January 16, 2026, your Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial

Institutions Series Trust, equal in value to the NAV of your Fund shares. Such shareholders holding Investor A Shares of the Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund. You have a direct account if you receive quarterly account statements directly from the Fund and not from a third-party broker-dealer.
The redemption of Fund shares or the transfer of Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Fund shares, is expected to be a taxable transaction to shareholders in non‑tax qualified accounts.
If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call (800) 441‑7762 or contact your financial advisor or other financial intermediary.
Q. How do I transfer my Fund shares from a direct account to a brokerage account that will accept Acquiring Fund shares?
A.  Transferring your shares from a direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.
We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.
Q. How do I transfer my Fund shares from a non‑accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?
A.  The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.
Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?
A.  In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) as follows:

•
Non‑Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

•	Non‑Accommodating Retirement Accounts. If you hold your shares of the Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If either such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

•
Direct Accounts. If you hold your shares of the Fund in a direct account, you should transfer your shares of the Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before January 16, 2026, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated on January 16, 2026 and you will receive cash equal in value to the NAV of your Fund shares.

•
Direct IRA. If you hold your shares of the Fund through a direct IRA and you do not take action to transfer your investment in the Fund to a different investment option prior to January 16, 2026, your Fund shares will be exchanged for shares of BlackRock Summit Cash Reserves Fund (the “Money Market Fund”), a series of BlackRock Financial Institutions Series Trust, equal in value to the NAV of your Fund shares. Such shareholders holding Investor A Shares of the Fund will be exchanged into Investor A Shares of the Money Market Fund, such shareholders holding Investor C Shares of the Fund will be exchanged into Investor C Shares of the Money Market Fund, and such shareholders holding Institutional Shares of the Fund will be exchanged into Institutional Shares of the Money Market Fund.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and it may take time for you to receive your cash. Additionally, the redemption of Fund shares or the transfer of Fund shares to a different investment option prior to the Reorganization, or the receipt of cash or shares in a fund other than the Acquiring Fund in exchange for Fund shares, is expected to be a taxable transaction to shareholders in non‑tax qualified accounts. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.
Q. What if I do not want to own shares of the Acquiring Fund?
A.  If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can exchange your Fund shares for shares of another BlackRock mutual fund or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Each of the exchange of your Fund shares for shares of another BlackRock mutual fund or the redemption of your Fund shares will be a taxable transaction to shareholders in non‑tax qualified accounts. The last date to exchange your shares into another BlackRock mutual fund prior to the Reorganization is January 22, 2026 (January 16, 2026 for existing direct accounts and direct IRAs). The last date to redeem your shares prior to the Reorganization is January 22, 2026. These dates may change if the closing date of the Reorganization changes. Any changes to the closing date of the Reorganization will be communicated to shareholders.
* * *

In connection with the Reorganization discussed herein, a prospectus/information statement included in a registration statement on Form N‑14 has been filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the prospectus/information statement will not be distributed to shareholders of the Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. Free copies of the materials will be available on the SEC’s web site at www.sec.gov. A paper copy of these materials can be obtained at no charge by calling (800) 441‑7762.
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
Shareholders should retain this Supplement for future reference.
PR2SAI-USM-0625SUP